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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                           EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) March 20, 1995



                           NATIONAL MEDIA CORPORATION
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



       Delaware                    1-6715                      13-2658741
-------------------------   ------------------------     ---------------------
(State or other juris-      (Commission File Number)     (IRS Employer Identi-
diction of incorporation)                                     fication No.)


1700 Walnut Street, Philadelphia, PA                               19103
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(Address of principle executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (215) 772-5000
                                                      --------------

                                      N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                     ----------------------------------


                     Exhibit Index appears on Page  4
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Item 5.   Other Events.
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          On March 20, 1995 National Media Corporation (the "Company") announced the execution of a settlement agreement (the "Agreement") concerning all claims involved in a federal class action pending against the Company since October, 1993. A copy of the press release announcing the Agreement is attached hereto as Exhibit 99(a).

          On March 24, 1995, the Company announced that it had been served with a copyright infringement suit filed against it and others by Narada Productions, Inc. and Nara Music, Inc. A copy of the press release is attached hereto as Exhibit 99(b).



Item 7.   Financial Statements and Exhibits.
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          (c) Exhibits:

          99(a) Press release of National Media Corporation dated March 20,
                1995.

          99(b) Press release of National Media Corporation dated March 24,
                1995.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL MEDIA CORPORATION
                                   --------------------------
                                   (Registrant)


                                   /s/ John J. Sullivan
                                   -----------------------
                                   John J. Sullivan
                                   Chief Financial Officer



Date: March 31, 1995


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                               EXHIBIT INDEX



            (c) Exhibits:

          99(a) Press release of National Media Corporation dated March 20,
                1995.

          99(b) Press release of National Media Corporation dated March 24,
                1995.